Exhibit 10.22

                                 AMENDMENT NO. 5
                                       TO
                                 LEASE AGREEMENT

                  This Amendment No,. 5 is made and entered into this 30th day of May, 1996 by and between St. Paul Properties, Inc., (a Delaware corporation), (as "Landlord") and ATS Medical, Inc., (a Minnesota corporation), (as "Tenant").

                              W I T N E S S E T H:

                  WHEREAS, Crow-Plymouth Land Limited Partnership and Tenant are the parties to that certain lease agreement dated December 22, 1987 (the "Lease") with regard to the leasing of approximately 18,305 square feet (the "Original Leased Premises") in the building owned by Landlord and located at 3905 Annapolis Lane, Plymouth, Minnesota as more particularly described on Exhibit A to the Lease; and

                  WHEREAS, Plymouth Business Center I Partnership is the successor to Crow-Plymouth Land Limited Partnership's interest in the Lease and St. Paul Properties, Inc. is the successor of Plymouth Business Center I Partnership is hereinafter referred to as "Landlord"; and

                  WHEREAS, Landlord and Tenant entered into a certain Amendment No. 1 to Lease Agreement on January 5, 1989 to provide for the leasing to Tenant of an additional 21,205 square feet in the Building (the "Surrender Space"); and

                  WHEREAS, Landlord and Tenant entered into a certain Amendment No. 2 to Lease Agreement on January 12, 1989 in order to evidence their agreement in regard to the use of the Original Leased Premises for manufacturing purposes; and

                  WHEREAS, Landlord and Tenant entered into a certain Amendment No. 3 to Lease Agreement in order to allow Tenant to vacate and surrender to Landlord the Surrender Space and to evidence their agreement to extend the term of the Lease as to the Original Leased Premises, as amended, for a period of three (3) additional months; and

                  WHEREAS, Landlord and Tenant have entered into a certain Amendment No. 4 to Lease Agreement in order to evidence their agreement to extend the term of the Lease as to the Original Leased Premises, as amended, for a period of thirty (30) additional months.

                  WHEREAS, Landlord and Tenant have agreed to enter into this Amendment No. 5 to Lease Agreement in order to evidence their agreement to expand the Demised Premises by Tenant leasing 2,230 square feet adjacent to the Demised Premises ("Expansion Space") commencing June 1, 1996 and expiring December 31, 1997. The total Leased Premises is 20,535 square feet.

                  NOW, THEREFORE, in consideration of the foregoing, and the following covenants and agreements and for other good and valuable consideration, the receipt and adequacy whereof is hereby acknowledged by the parties, Landlord and Tenant hereby agree as follows:

                  1. Interpretation of Amendment. The Lease is hereby modified and supplemented. Wherever there exists a conflict between this Amendment No. 5 to Lease Agreement and the Lease, as amended, the provisions of this Amendment No. 5 shall control. Unless otherwise indicated, capitalized terms shall be defined in the manner set forth in the Lease, as amended.

                  2. Base Rent. Notwithstanding anything to the contrary in the Lease, as amended, Base Rent for the Expansion Space during the term as herein indicated, shall be equal to $1,436.00 per month, payable in accordance with the terms of the Lease, during the period commencing June 1, 1996 and continuing through December 31, 1997.

                  3. Articles 28, 29, 30 and 32 of the Rider to the original Lease dated December 22, 1987 and Article 5, 8 and 9 of Amendment #1 and Articles 2 and 6 of Amendment #3 and Article 5 of Amendment #4 shall be deleted entirely and of no future force and effect.

                  4. Reference to an Effect on the Lease.

                  a) Upon the effectiveness on this Amendment, each reference in the Lease to "this Lease", "hereunder", "hereof", "herein" or word of like import referring to the Lease shall mean and be a reference to the Lease as amended hereby.

                  b) Except as specifically set forth above, the Lease remains of full force and effect and is hereby ratified and confirmed.

                  5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Minnesota.

                  6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

                  IN WITNESS WHEREOF, the parties have executed this Amendment No. 5 to Lease Agreement as of the year and date first above written.


                                           LANDLORD:

                                           St. Paul Properties, Inc.
                                           (a Delaware corporation)


                                           By: /S/ R. William Inserra
                                                    R. William Inserra

                                           Its:       Vice President



                                           TENANT:

                                           ATS Medical, Inc.
                                           (a Minnesota corporation)


                                           By: /S/ John H. Jungbauer

                                           Its:       Vice President



                                   EXHIBIT "A"

[Site Plan showing Current Premises and Expansion Space under Lease Agreement]